REPORT OF INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders and
Board of Trustees of
Persimmon Long/Short Fund a
Series of the
Northern Lights Fund Trust III


In planning and performing
our audit of the financial
statements of Persimmon
Long/Short fund (one of a
series of funds constituting
the Northern Lights Fund
Trust lll) (the "Fund") as of
and for the year ended
September 30, 2015, in
accordance with the
standards of the Public
Company Accounting
Oversight Board (United
States), we considered the
Fund's internal control over
financial reporting, including
controls over safeguarding
securities, as a basis for
designing our auditing
procedures for the purpose of
expressing our opinion on the
financial statements and to
comply with the requirements
of Form N-SAR, but not for the
purpose of expressing an
opinion on the effectiveness
of the Fund's internal control
over financial reporting.
Accordingly, we express no
such opinion.

The management of the Fund
is responsible for establishing
and maintaining effective
internal control over financial
reporting.  In fulfilling this
responsibility, estimates and
judgments by management
are required to assess the
expected benefits and related
costs of controls.  A
company's internal control
over financial reporting is a
process designed to provide
reasonable assurance
regarding the reliability of
financial reporting and the
preparation of financial
statements for external
purposes in accordance with
generally accepted accounting
principles ("GAAP").  A
company's internal control
over financial reporting
includes those policies and
procedures that (1) pertain to
the maintenance of records
that, in reasonable detail,
accurately and fairly reflect
the transactions and
dispositions of the assets of
the company; (2) provide
reasonable assurance that
transactions are recorded as
necessary to permit
preparation of financial
statements in accordance
with GAAP, and that receipts
and expenditures of the
company are being made only
in accordance with
authorizations of
management and directors of
the company; and (3) provide
reasonable assurance
regarding prevention or
timely detection of
unauthorized acquisition, use
or disposition of a company's
assets that could have a
material effect on the
financial statements.

Because of its inherent
limitations, internal control
over financial reporting may
not prevent or detect
misstatements.  Also,
projections of any evaluation
of effectiveness to future
periods are subject to the risk
that controls may become
inadequate because of
changes in conditions, or that
the degree of compliance with
the policies or procedures
may deteriorate.

A deficiency in internal control
over financial reporting exists
when the design or operation
of a control does not allow
management or employees, in
the normal course of
performing their assigned
functions, to prevent or
detect misstatements on a
timely basis.  A material
weakness is a deficiency, or
combination of deficiencies, in
internal control over financial
reporting, such that there is a
reasonable possibility that a
material misstatement of the
Fund's annual or interim
financial statements will not
be prevented or detected on a
timely basis.

Our consideration of the
Fund's internal control over
financial reporting was for the
limited purpose described in
the first paragraph and would
not necessarily disclose all
deficiencies in internal control
over financial reporting that
might be material weaknesses
under standards established
by the Public Company
Accounting Oversight Board
(United States).  However, we
noted no deficiencies in the
Fund's internal control over
financial reporting and its
operation, including controls
over safeguarding securities
that we consider to be a
material weakness as defined
above as of September 30,
2015.

This report is intended solely
for the information and use of
management and the Board
of Trustees of Persimmon
Long/Short Fund (one of the
series of funds constituting
the Northern Lights Fund
Trust III) and the Securities
and Exchange Commission
and is not intended to be and
should not be used by anyone
other than these specified
parties.





Philadelphia, Pennsylvania
November 27, 2015